American Century World Mutual Funds, Inc. Prospectus Supplement International Discovery Fund
Supplement dated October 1, 2014 Prospectus dated April 1, 2014

The following replaces the Portfolio Managers section on page 5 of the prospectus.
Portfolio Managers
Brian Brady, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1994.
Pratik Patel, Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following replaces The Fund Management Team section on page 10 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Brian Brady
Mr. Brady, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1994. He became a portfolio manager in 1998. He has a bachelor’s degree in finance from Georgetown University and an MBA from Columbia University Graduate School of Business.
Pratik Patel
Mr. Patel, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as a senior investment analyst. He became a portfolio manager in 2014. He has a bachelor’s degree in finance and international business from New York University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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